UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2005

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138

Building D, Suite B

Wall, NJ  07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into Material Definitive Agreements

1.             Senior Purchase Agreement and Related Agreements.  On June 8, 2005, BIO-key International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Senior Purchase Agreement”) with an institutional investor.

Under the Senior Purchase Agreement, the Company issued Secured Convertible Term Notes (the “Senior Convertible Notes”) in the aggregate principal amount of $2,000,000, convertible into Common Stock of the Company in certain circumstances at $1.35 per share, and issued warrants (the “Senior Warrants”) to purchase an aggregate of 444,444 shares of the Common Stock at a per share exercise price of $1.55.  The proceeds from this transaction are to be used for working capital purposes.  The Company’s obligations under the Senior Purchase Agreement and the Senior Convertible Notes are secured by a security interest in all or substantially all of the Company’s assets.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Senior Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Senior Purchase Agreement, the Senior Convertible Note, the form of Senior Warrant and the Registration Rights Agreement executed in connection therewith attached as Exhibits 99.1 through 99.4 to this Current Report on Form 8-K.

2.             Subordinated Purchase Agreement and Related Agreements.  The Company also entered into a Securities Purchase Agreement, effective as of May 31, 2005, (the “Subordinated Purchase Agreement”) with existing shareholders of the Company and other accredited investors (collectively, the “Subordinated Investors”).

Under the Subordinated Purchase Agreement, the Company issued Secured Convertible Term Notes (the “Subordinated Convertible Notes”) in the aggregate principal amount of $2,794,723, convertible into Common Stock of the Company in certain circumstances at $1.35 per share, and issued warrants (the “Subordinated Warrants”) to purchase an aggregate of 828,066 shares of the Common Stock at a per share exercise price of $1.50.  The proceeds from this transaction are to be used for working capital purposes.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Subordinated Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Subordinated Purchase Agreement, the form of Subordinated Convertible Note, the form of Subordinated Warrant and the Registration Rights Agreement executed in connection therewith attached as Exhibits 99.5 through 99.8 to this Current Report on Form 8-K.

Item 3.02               Unregistered Sales of Equity Securities

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The Senior Convertible Notes, the Senior Warrants, the Subordinated Convertible Notes and the Subordinated Warrants were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D thereunder.  Jesup & Lamont Securities (“Jesup & Lamont”) served as placement agent for the transaction.

The Senior Convertible Notes, the Senior Warrants, the Subordinated Convertible Notes and the Subordinated Warrants have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.  The Company has agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the subject shares of the Company’s Common Stock underlying such securities.

In connection with the placement contemplated by the Senior Purchase Agreement and the Subordinated Purchase Agreement, the Company entered into a placement agent agreement with Jesup & Lamont under which Jesup & Lamont (including certain of its employees) was issued warrants to purchase an aggregate 248,615 shares of the Company’s Common Stock at a per share exercise price of $1.35.

Item 9.01.              Financial Statements and Exhibits

(a)           Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:
Exhibit 99.1	Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and Laurus Fund, Ltd.

Exhibit 99.2	Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and the Laurus Master Fund, Ltd.

Exhibit 99.3	Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and Laurus Master Fund, Ltd.

Exhibit 99.4	Registration Rights Agreement, dated as of June 8, 2005, by and between the Company and Laurus Fund, Ltd.

Exhibit 99.5	Securities Purchase Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto

Exhibit 99.6

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto

Exhibit 99.7	Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement, effective as of May 31, 2005, by and among the

Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto

Exhibit 99.8	Registration Rights Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd., Jesup & Lamont and the other purchasers that are a party thereto

Exhibit 99.9	Press release, dated June 10, 2005, issued by BIO-key International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

Dated: June 14, 2005	By:	/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.:	Description:
Exhibit 99.1	Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and Laurus Fund, Ltd.
Exhibit 99.2	Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and the Laurus Master Fund, Ltd.
Exhibit 99.3	Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement, dated as of June 8, 2005, by and between the Company and Laurus Master Fund, Ltd.
Exhibit 99.4	Registration Rights Agreement, dated as of June 8, 2005, by and between the Company and Laurus Fund, Ltd.
Exhibit 99.5	Securities Purchase Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto
Exhibit 99.6

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto

Exhibit 99.7

Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd. and the other purchasers that are a party thereto

Exhibit 99.8	Registration Rights Agreement, effective as of May 31, 2005, by and among the Company, The Shaar Fund, Ltd., Jesup & Lamont and the other purchasers that are a party thereto
Exhibit 99.9	Press release, dated June 10, 2005, issued by BIO-key International, Inc.